                                                                Exhibit 10.8


                              EMPLOYMENT CONTRACT


         THIS EMPLOYMENT CONTRACT (hereinafter referred to as this "Agreement"), dated as of January 1, 1996, by and between HERBERT D. KELLEHER (hereinafter referred to as the "Employee"), a resident of Dallas, Texas, and SOUTHWEST AIRLINES CO. (hereinafter referred to as "Southwest", which term shall include its subsidiary companies where the context so admits), a Texas corporation,

                              W I T N E S S E T H:

         WHEREAS the Employee has served as permanent President and Chief Executive Officer of Southwest since February 1, 1982, initially pursuant to an Employment Contract dated as of February 1, 1982, later pursuant to Employment Contracts dated as of January 1, 1985, as amended, and January 1, 1988, and most recently pursuant to an Employment Contract dated as of January 1, 1992 (collectively, the "Old Contracts"); and

         WHEREAS the Employee and Southwest desire to enter into a successor agreement for the continuing full-time services of the Employee;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and promises contained herein, Southwest and the Employee agree as follows:

                       I. POSITIONS, DUTIES AND AUTHORITY

A. POSITIONS. The Employee shall serve as President and Chief Executive Officer of Southwest, and the Employee shall serve in such senior executive positions with MW SW Corp., Southwest Jet Fuel Co., TranStar Airlines Corporation, Morris Air Corporation and Southwest Airlines Eurofinance N.V. as the Board of Directors of Southwest may from time to time request. For so long as he shall be elected to the Board of Directors of Southwest, the Employee shall serve thereon as Chairman without additional compensation hereunder.

B. DUTIES. The Employee's duties shall include, in addition to those enumerated in the bylaws of Southwest, management of the day-to-day operations of Southwest, planning of the future course of such operations and implementation of Southwest's current and long-range business policies and programs. The Employee's duties may also include managing or handling other functions or segments of Southwest's business as may be directed from time to time by the Board of Directors of Southwest.

C. AUTHORITY. The Employee shall be vested with all authority reasonably necessary to carry out his duties and responsibilities as set forth in this Article I.

D. NECESSARY SUPPORT AND ENVIRONMENT. The Employee shall be provided with the secretarial and other support personnel (including a full-time administrative assistant) and general working environment (including a private, furnished office) reasonably necessary for him to carry out his duties and responsibilities as set forth in this
         Article I.

                          II.  EMPLOYEE'S OBLIGATIONS

A. FULL TIME AND EFFORTS. During the term of his employment hereunder, the Employee shall devote his full time and efforts to the business affairs of Southwest. The Employee shall generally conform with all policies of Southwest as they apply to a person of his level of responsibilities. The Employee will not, without the prior approval of the Board of Directors of Southwest, accept any other employment, or serve as an officer, consultant or partner of any business or other entity organized for profit (other than Southwest and any family enterprise), except in the capacity of an investor of money




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
         and so long as such monetary investment does not require any significant active involvement or otherwise adversely affect the conduct of the Employee's duties as set forth in this Agreement. It is understood, however, that the Employee may act as executor of the estates of family members and he may serve as a director or trustee of any business or other entity not engaged in significant competition with Southwest, provided that such service does not adversely affect the conduct of the Employee's duties as set forth in this Agreement.

B. NON-COMPETITION. The Employee recognizes and understands that in performing the duties and responsibilities of his employment as outlined in this Agreement and pursuant to his employment at Southwest prior to the execution of this Agreement, the Employee has occupied and will occupy a position of trust and confidence, pursuant to which the Employee has developed and acquired and will develop and acquire experience and knowledge with respect to various aspects of the business of Southwest and the manner in which such business is conducted. It is the expressed intent and agreement of the Employee and Southwest that such knowledge and experience shall be used in the furtherance of the business interests of Southwest and not in any manner which would be detrimental to such business interests of Southwest. The Employee therefore agrees that, so long as the Employee is employed pursuant to this Agreement, unless he first secures the consent of the Board of Directors of Southwest, the Employee will not invest, engage or participate in any manner whatsoever, either personally or in any status or capacity (other than as a shareholder of less than one percent [1%] of the capital stock of a publicly owned corporation), in any business or other entity organized for profit engaged in significant competition with Southwest in the conduct of its air carrier





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         operations anywhere in the United States.  Although the Employee and
         Southwest regard such restrictions as reasonable for the purpose of preserving Southwest and its proprietary rights, in the event that the provisions of this Paragraph II-B should ever be deemed to exceed the time or geographic limitations permitted by applicable laws, then such provisions shall be reformed to the maximum time or geographic limitations permitted by applicable laws.

                                   III. TERM

A. This Agreement and the Employee's employment hereunder shall commence and become effective on and as of January 1, 1996. The term of such employment shall expire on December 31, 2000, unless extended by consent of the parties hereto or earlier terminated pursuant to the provisions of Article V.

                          IV. EMPLOYEE'S COMPENSATION

A. BASE SALARY. The Employee's annual Base Salary for the years ending December 31, 1996, 1997, 1998 and 1999 shall be $395,000 and for the year ended December 31, 2000 shall be $450,000 or such greater amount as shall be determined by the Board of Directors of Southwest. The Employee's Base Salary shall be payable to the Employee in equal semi-monthly installments and shall be subject to such payroll and withholding deductions as may be required by law.

B. PERFORMANCE BONUS. The Board of Directors of Southwest (or the Compensation Committee thereof) may grant a Performance Bonus to the Employee, in addition to his Base Salary, at such times and in such amounts as such Board (or Committee) may determine, not exceeding $172,000 per year for years prior to December 31, 1999 and not exceeding $196,000 for the year ended December 31, 2000.





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C.       DEFERRED COMPENSATION.  In addition to the Base Salary provided for in
         Paragraph IV-A above, and consistent with the Old Contracts, Southwest shall continue to set aside on its books, a special ledger Deferred Compensation Account (the "Account") for the Employee, and shall credit thereto Deferred Compensation determined as hereinafter provided. (Southwest at its election may fund the payment of Deferred Compensation by setting aside and investing such funds as Southwest may from time to time determine. Neither the establishment of the Account, the crediting of Deferred Compensation thereto, nor the setting aside of any funds shall be deemed to create a trust. Legal and equitable title to any funds set aside shall remain in Southwest, and the Employee shall have no security or other interest in such funds. Any funds so set aside or invested shall remain subject to the claims of the creditors of Southwest, present and future.) For each full calendar year as the Employee shall remain in the employment of Southwest under this Agreement, Deferred Compensation shall accumulate in an amount equal to any contributions (including forfeitures but excluding any elective deferrals actually returned to the Employee) which would otherwise have been made by Southwest on behalf of the Employee to the Southwest Airlines Co. Profit Sharing Plan but which exceed maximum annual additions under such Plan on his behalf under federal tax law. If such employment shall terminate prior to December 31 in any year, then Deferred Compensation shall accumulate and be calculated through the close of the next preceding December 31. The Deferred Compensation credited to the Account (including the Interest hereinafter provided as well as all amounts credited to the Account pursuant to the Old Contracts) shall be paid in cash to the Employee (or to the executors or administrators of his estate) at the rate of $60,000 per calendar year (subject to such





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
         payroll and withholding deductions as may be required by law), commencing with the calendar year following the year in which (i) the Employee shall become seventy (70) or (ii) the Employee's employment with Southwest shall terminate (whether such termination is under this Agreement or otherwise and whether it is before, on or after the expiration of the initial term set forth in Paragraph III-A above, and irrespective of the cause thereof), whichever shall occur earlier, and continuing until the entire amount of Deferred Compensation and Interest credited to the Account shall have been paid. Although the total amount of Deferred Compensation ultimately payable to the Employee hereunder shall be computed in accordance with the provisions set forth above, there shall be accrued and credited to the Account, beginning on January 1, 1996 and continuing annually thereafter, amounts equal to simple interest at the rate of ten percent (10%) per annum, compounded annually ("Interest"), on the accrued and unpaid balance of the Deferred Compensation credited to the Account as of the preceding December 31. The Deferred Compensation and Interest to be paid in any one calendar year shall be paid on the first business day of such calendar year. Notwithstanding the foregoing, in the event of the Employee's death, Southwest, in its sole discretion, shall have the right to pay the unpaid balance of the Deferred Compensation (together with any accrued Interest thereon) to the executors or administrators of the Employee's estate in cash in one lump sum on the first business day of the calendar year next following the calendar year in which the Employee shall have died. No right, title, interest or benefit under this Paragraph IV-C shall ever be liable for or charged with any of the torts or obligations of the Employee or any person claiming under him, or be subject to seizure by any creditor of the Employee or any person claiming under him. Neither the Employee nor





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
         any person claiming under him shall have the power to anticipate or dispose of any right, title, interest or benefit under this Paragraph IV-C in any manner until the same shall have been actually distributed by Southwest.

D. DISABILITY INSURANCE. Southwest shall provide long term disability insurance providing for payment, in the event of disability of the Employee, of $6,000 per month to age seventy (70). Except as to amounts payable, the terms and conditions of such policy shall be identical, or substantially similar, to the disability insurance provided by Southwest for its other officers as of the date of this Agreement.

E. MEDICAL AND DENTAL EXPENSES. During the term of this Agreement, Southwest shall reimburse the Employee (i) for all medical and dental expenses incurred by the Employee and his spouse and (ii) for all medical and dental expenses paid by the Employee in excess of $10,000 per calendar year and incurred by his children, their spouses and the Employee's grandchildren. Expenses for medical care shall be deemed to include all amounts paid with respect to hospital bills, doctor and dental bills and drugs which are not compensated by insurance or otherwise.

F. STOCK OPTION GRANT AND AMENDMENTS. Southwest shall grant to the Employee, effective as of the date hereof but subject to shareholder approval, ten-year options to purchase 500,000 shares of its common stock at a price per share which represents the New York Stock Exchange - Composite Tape closing sales price on January 2, 1996, the first trading day after the effective date of this Agreement in accordance with the Stock Option Plan and Agreement of even date herewith, a form of which is attached as Exhibit A hereto, and ten-year options to purchase 144,395 such shares at $1 per share in accordance with the Stock Option Plan and Agreement of even





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
         date herewith, a form of which is attached as Exhibit B hereto. Failing shareholder approval of each such Stock Option Plan and Agreement at the 1996 Annual Meeting of Shareholders (including any adjournment thereof), such grant shall be null and void ab initio, and thereupon Southwest and the Employee shall negotiate alternative compensation of equivalent value to the Employee.

G. OTHER BENEFITS. The Employee shall be eligible to continue to participate in all employee pension, profit-sharing, stock purchase, group insurance and other benefit plans or programs in effect for Southwest managerial employees generally to the extent of and in accordance with the rules and agreements governing such plans or programs, so long as same shall be in effect, with full service credit where relevant for the Employee's prior employment by Southwest. Southwest shall reimburse the Employee for reasonable expenses incurred by him in the performance of his duties and responsibilities hereunder. The Employee shall be entitled to vacation of three (3) weeks per year or such longer period as may be established from time to time by Southwest for its managerial employees generally.

                           V. TERMINATION PROVISIONS

A. EXPIRATION OR DEATH. The Employee's employment hereunder shall terminate on December 31, 2000 (or such later date to which the term of this Agreement may be extended by consent of the parties hereto, in either case without prejudice to the Employee's privilege to remain an employee of Southwest thereafter), or upon the Employee's death, whichever shall first occur, without further obligation or liability of either party hereunder, except for Southwest's obligation to pay Deferred Compensation as provided in Paragraph IV-C of this Agreement.





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
B. TERMINATION FOR CAUSE. Southwest may terminate the Employee's employment hereunder upon the determination by a majority of its whole Board of Directors that the Employee has willfully failed and refused to perform his duties and to discharge his responsibilities hereunder. Such determination shall be final and conclusive. If the Board of Directors of Southwest makes such determination, Southwest may (a) terminate the Employee's employment, effective immediately or at a subsequent date, or (b) condition his continued employment upon such circumstances and place a reasonable limitation upon the time within which the Employee shall comply with such considerations or requirements. If termination is so effected, Southwest shall have no further liability to the Employee hereunder except for the obligation to pay Deferred Compensation as provided in Paragraph IV-C hereof.

C. TERMINATION FOR DISABILITY. Southwest may terminate the Employee's employment hereunder on account of any disabling illness, hereby defined to include any emotional or mental disorders, physical diseases or injuries as a result of which the Employee is, for a continuous period of ninety (90) days, unable to work on a full-time basis. Southwest shall give to the Employee thirty (30) days' notice of its intention to effect such termination pursuant to this Paragraph V-C. If, within such notice period, the Employee shall have recovered from his disability sufficiently well to return to full-time duty (although still undergoing treatment or rehabilitation), Southwest shall not have the right to effect such termination. If such disabling illness occurs as a result of a job-related cause, Southwest shall continue to pay the Employee regular installments of his Base Salary in effect at the time of such termination for the remainder of the term of this Agreement. It is expressly understood and agreed, however, that any obligation of





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
         Southwest to continue to pay the Employee his Base Salary pursuant to this Paragraph V-C shall be reduced by the amount of any proceeds of long-term disability insurance provided for the Employee pursuant to Paragraph IV-D above, and shall also be reduced by the amount of the proceeds of any worker's compensation or other benefits which the Employee receives as a result of or growing out of his disabling illness.

D. CHANGE OF CONTROL TERMINATION. In the event of any change of control of Southwest, the Employee may, at his option, terminate his employment hereunder by giving to Southwest notice thereof no later than sixty (60) days after the Employee shall have determined or ascertained that such change has occurred, irrespective whether Southwest shall have purported to terminate this Agreement after such event but prior to receipt of such notice. If termination is so effected, no later than the date of such termination Southwest shall pay the Employee as "severance pay" a lump sum equal to (i) $750,000 plus (ii) an amount equal to the unpaid installments of his Base Salary in effect at the time of such termination for the remaining term of this Agreement. Notwithstanding the forgoing, Southwest shall have no obligation to pay the Employee hereunder, and the Employee shall have no right to receive from Southwest hereunder, any payment to the extent that such payment would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and, in the event Southwest makes any such payment hereunder, the Employee shall refund the amount of such payment to Southwest promptly upon request. If termination is so effected, Southwest shall have no other further liability to the Employee hereunder except for its obligation to pay Deferred Compensation as provided in Paragraph IV-C above. For purposes of this Paragraph V-D, a "change of control of





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
         Southwest" shall be deemed to occur if (i) a third person, including a "group" as determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of Southwest having twenty percent (20%) or more of the total number of votes that may be cast for the election of directors of Southwest, or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (herein called a "Transaction"), the persons who were directors of Southwest before the Transaction shall cease to constitute a majority of the Board of Directors of Southwest or any successor to Southwest.

E. VOLUNTARY TERMINATION. The Employee's employment hereunder shall terminate forthwith upon his resignation and its acceptance by Southwest, without further obligation or liability of either party hereunder, except for Southwest's obligation to pay Deferred Compensation as provided in Paragraph IV-C above.

                               VI.  MISCELLANEOUS

A. ASSIGNABILITY, ETC. The rights and obligations of Southwest hereunder shall inure to the benefit of and shall be binding upon the successors and assigns of Southwest; provided, however, Southwest's obligations hereunder may not be assigned without the prior approval of the Employee. This Agreement is personal to the Employee and may not be assigned by him.

B. NO WAIVERS. Failure to insist upon strict compliance with any provision hereof shall not be deemed a waiver of such provision or any other provision hereof.

C. AMENDMENTS. This Agreement may not be modified except by an agreement in writing executed by the parties hereto.





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D.       NOTICES.  Any notice required or permitted to be given under this
         Agreement shall be in writing and shall be deemed to have been given to the person affected by such notice when personally delivered or when deposited in the United States mail, certified mail, return receipt requested and postage prepaid, and addressed to the party affected by such notice at the address indicated on the signature page hereof.

E. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof.

F. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single instrument.

G. ENTIRE AGREEMENT. This Agreement contains all of the terms and conditions agreed upon by the parties hereto respecting the subject matter hereof, and all other prior agreements, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to be superseded as of the date of this Agreement and not to bind either of the parties hereto.

H. GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of Texas.





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         IN WITNESS WHEREOF, the Employee has set his hand hereto and Southwest has caused this Agreement to be signed in its corporate name and behalf by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                        SOUTHWEST AIRLINES CO.



                                        By: /s/ John G. Denison
                                            -----------------------------------
                                                John G. Denison
                                                Executive Vice President -
                                                Corporate Services

                                                Address:  P.O. Box 36611
                                                Dallas, Texas  75235-1611

ATTEST:


/s/ Colleen C. Barrett
-----------------------------------
    Colleen C. Barrett
    Secretary

                                        THE EMPLOYEE



                                        /s/ Herbert D. Kelleher
                                        ---------------------------------------
                                            Herbert D. Kelleher

                                            Address:  P.O. Box 36611
                                            Dallas, Texas  75235-1611





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                        STOCK OPTION PLAN AND AGREEMENT





         THIS STOCK OPTION PLAN AND AGREEMENT ("Agreement"), made as of the 2nd day of January 1996, between SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), and HERBERT D. KELLEHER ("Employee"),

                              W I T N E S S E T H:

         To carry out the purpose of Paragraph IV-F of the Employment Contract (herein so called) of even date herewith between the Company and Employee by affording Employee the opportunity to purchase shares of the $1.00 par value common stock of the Company ("Stock"), the Company and Employee hereby agree as follows:

         1. GRANT OF OPTION. Subject to shareholder approval as provided in Paragraph IV-F of the Employment Contract, the Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or part of an aggregate of 500,000 shares of Stock, on the terms and conditions set forth herein. This Option is not intended to constitute an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $23.50 per share, which represents the New York Stock Exchange-Composite Tape closing sales price of the Stock on the date thereof.

         3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company (addressed to its





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
principal executive offices), at any time and from time to time after the date of grant hereof, 100,000 shares on the date hereof and thereafter in equal annual increments of 100,000 shares each on January 1 of each year, beginning January 1, 1997, with all of such options being exercisable on and after January 1, 2000. Notwithstanding the foregoing, in the event of any change of control of the Company (as defined in Paragraph V-D of the Employment Contract), then this Option shall become exercisable in full. This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during his lifetime and while he remains a full-time employee of the Company, except that:

         (a) If Employee's full-time employment with the Company terminates other than by death (whether by resignation, retirement, dismissal or otherwise), Employee may exercise this Option at any time during the period of three years following the date of such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date his employment so terminates.

         (b) If Employee dies while in the employ of the Company or within the three-year period specified in (a) above, his estate, or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date of his death.

         In any event, this Option shall not be exercisable as to any shares of Stock offered hereby after the expiration of ten years from the date this Option shall first become exercisable with respect to such shares. The purchase price of shares of Stock as to which this Option is





                                      -2-
                             STOCK OPTION AGREEMENT
exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), or (b) by delivery to the Company of shares of Stock having a fair market value equal to the purchase price, or (c) by a combination of cash and Stock; provided that the fair market value of Stock so delivered shall be the mean of the reported high and low sales price of Stock on the New York Stock Exchange - Composite Tape on the date on which the Option is exercised or, if no prices are so reported on such day, on the next preceding day on which such prices of Stock are so reported. Unless and until a certificate for such shares shall have been issued by the Company to him, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. SHARES SUBJECT TO THE OPTION. The aggregate number of shares of Stock which may be issued under this Option is 500,000. Such shares may consist of authorized but unissued shares of Stock or previously issued shares reacquired by the Company. Any of such shares which remains unissued at the termination of this Option shall cease to be subject thereto, but until termination of this Option the Company shall at all times make available a sufficient number of shares to meet the requirements of this Option. The aggregate number of shares issuable under this Option shall be adjusted to reflect a change in capitalization of the Company, such as a stock dividend or stock split, as provided in Paragraph 5 of this Agreement.

         5.      RECAPITALIZATION OR REORGANIZATION.  (a)   The existence of
this Option shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change





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                             STOCK OPTION AGREEMENT
in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, warrants, preferred or prior preference stocks ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         (b) The shares offered by this Option are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of this Option, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which this Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced (but in no event to less than the par value of the Stock), and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

         (c) If the Company recapitalizes or merges or engages in a compulsory share exchange with one or more other entities and the Company shall be the surviving or acquiring corporation, thereafter upon any exercise of this Option, Employee shall be entitled to purchase under this Option, in lieu of the number of shares of Stock as to which this Option shall then be exercisable, the number and class of shares of stock and other securities or other property to which Employee would have been entitled pursuant to the terms of the recapitalization or plan of merger or exchange if, immediately prior to the effective time of such recapitalization or merger or share exchange, Employee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable. If the Company shall not be the surviving





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                             STOCK OPTION AGREEMENT
or acquiring corporation in any merger or share exchange, or if the Company is to be dissolved or liquidated, then unless a surviving or acquiring entity assumes or substitutes new Options for this Option, (i) the time at which this Option may be exercised shall be accelerated and this Option shall become exercisable in full on or before a date fixed by the Company prior to the effective date of such merger or share exchange or such dissolution or liquidation, and (ii) upon such effective date this Option shall expire.

         (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to this Option or the purchase price per share.

         6. ADMINISTRATION. To the extent necessary for the administration of elections made pursuant to Paragraph 7 hereof, this Option shall be administered by the Stock Option Committee which administers the 1991 Incentive Stock Option Plan of the Company; or, at the direction of the Board of Directors of the Company, such other committee (together with such Stock Option Committee, the "Committee") of three or more directors of the Company, each of whom is a disinterested person, appointed by the Board of Directors of the Company. The Committee is further authorized to interpret this Option and may from time to time adopt such rules and regulations, consistent with the provisions of this Option, as it may deem advisable to carry out this Option. For purposes of this Option, "disinterested person" shall have the





                                      -5-
                             STOCK OPTION AGREEMENT
meaning provided for by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended and the regulations promulgated under Section 162(m) of the Internal Revenue Code.

         7. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, except as hereinafter provided, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations. Employee may elect with respect to this Option to surrender or authorize the Company to withhold shares of Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of any such withholding obligation (a "Stock Surrender Withholding Election"); provided, however, that any Stock Surrender Withholding Election shall be made in accordance with the rules and regulations adopted by the Committee for implementation of the tax withholding provisions of this Paragraph 7. If Employee fails to deliver such money or make a Stock Surrender Withholding Election pursuant to this Paragraph 7, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld.

         8. STATUS OF STOCK. The Company does not presently intend to register for issue under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and instead proposes to rely on the private offering exemption from the registration requirements of the Act afforded by Section 4(2) thereof. In order to assure that exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death),





                                      -6-
                             STOCK OPTION AGREEMENT
if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may reasonably require to assure compliance with applicable securities laws. No sale or disposition of shares of Stock acquired upon exercise of this Option shall be made in the absence of a registration statement being on file with respect to such shares under the Act unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Act or any other applicable securities laws is first obtained. The certificates representing shares of Stock acquired under this Option may bear such legend as the Company deems appropriate, referring to the provisions of this Paragraph 8.

         9. REGISTRATION RIGHTS. With respect to any shares of Stock which are issued and delivered upon exercise of this Option (the "Shares"):

         (a) Upon written request made by Employee at any time before January 1, 2011, the Company shall take such steps as may be necessary promptly to register (but not more than once), at the Company's sole expense (save for any underwriting commissions or discounts applicable to any Shares and Employee's counsel fees), such of the Shares under the Act (and under regulations of the Securities and Exchange Commission under the Act or under any similar federal act or acts then in effect and under the so-called "Blue Sky" laws of the several states and regulations thereunder then in effect), as Employee may by written request given to the Company within 15 days following such initial request, desire to have so registered. The Company will cause such a registration statement to be filed within 90 days after the initial request is made. The Company will use its best efforts to cause any such registration statement





                                      -7-
                             STOCK OPTION AGREEMENT
to become and to remain effective and current for such period (not to exceed 120 days) as Employee may request.

         (b) In connection with any registration under this Paragraph 9, the parties agree to indemnify each other in the customary manner, and, in the case of an organized secondary or primary underwritten offering, the Company agrees to indemnify Employee and the underwriters and Employee agrees to indemnify the Company (provided Employee is then a director, officer or employee of the Company), in the manner and to the extent as is customary in secondary or primary underwritten offerings.

         (c) The Company shall have the sole right to designate the underwriters to be employed in any organized secondary or primary underwritten offering under this Section 9.

         (d) In connection with any registration under this Section 9, Employee shall furnish to the Company such information regarding the Shares and such other information as the Company may reasonably request.

         10. EMPLOYMENT RELATIONSHIP. Employee shall be considered to be in the employment of the Company as long as he remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 424 of the Code), or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any questions as to whether or when there has been a termination of such employment, and the cause of such termination, shall be determined by the Board of Directors of the employing corporation, and its determination shall be final. No obligation as to length of Employee's employment with any such corporation shall be implied from the terms of this Agreement, and this Agreement in no way modifies, alters, amends or impairs the provisions of the Employment Contract.





                                      -8-
                             STOCK OPTION AGREEMENT

         11. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


ATTEST:                                 SOUTHWEST AIRLINES CO.

/s/ Colleen C. Barrett                   By:/s/ John G. Denison
-----------------------------------        -----------------------------------
    Colleen C. Barrett                          John G. Denison
    Secretary                                   Executive Vice President -
                                                  Corporate Services

                                        EMPLOYEE

                                        /s/ Herbert D. Kelleher
                                        --------------------------------------
                                            Herbert D. Kelleher





                                      -9-
                             STOCK OPTION AGREEMENT

                        STOCK OPTION PLAN AND AGREEMENT





         THIS STOCK OPTION PLAN AND AGREEMENT ("Agreement"), made as of the 1st day of January 1996, between SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), and HERBERT D. KELLEHER ("Employee"),

                              W I T N E S S E T H:

         To carry out the purpose of Paragraph IV-F of the Employment Contract (herein so called) of even date herewith between the Company and Employee by affording Employee the opportunity to purchase shares of the $1.00 par value common stock of the Company ("Stock"), the Company and Employee hereby agree as follows:

         1. GRANT OF OPTION. Subject to shareholder approval as provided in Paragraph IV-F of the Employment Contract, the Company hereby irrevocably grants to Employee the right and Option ("Option") to purchase all or part of an aggregate of 144,395 shares of Stock, on the terms and conditions set forth herein.

         2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $1 per share.

         3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company (addressed to its principal executive offices), at any time and from time to time after the date of grant hereof; vesting in equal annual increments of 28,879 shares each on January 1 of each year, beginning January 1, 1996, with all of such options being exercisable on and after January 1, 2000.





                                      -1-
                          STOCK OPTION AGREEMENT - $1

Notwithstanding the foregoing, in the event of any change of control of the Company (as defined in Paragraph V-D of the Employment Contract), then this Option shall become exercisable in full. This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during his lifetime and while he remains a full-time employee of the Company, except that:

         (a) If Employee's full-time employment with the Company terminates other than by death (whether by resignation, retirement, dismissal or otherwise), Employee may exercise this Option at any time during the period of three years following the date of such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date his employment so terminates.

         (b) If Employee dies while in the employ of the Company or within the three-year period specified in (a) above, his estate, or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date of his death.

         In any event, this Option shall not be exercisable as to any shares of Stock offered hereby after the expiration of ten years from the date this Option shall first become exercisable with respect to such shares. The purchase price of shares of Stock as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), or (b) by delivery to the Company of shares of Stock having a fair market value equal to the purchase price, or (c) by a combination of cash and Stock; provided that the fair market value of Stock so delivered shall be the mean of the





                                      -2-
                          STOCK OPTION AGREEMENT - $1
reported high and low sales price of Stock on the New York Stock Exchange - Composite Tape on the date on which the Option is exercised or, if no prices are so reported on such day, on the next preceding day on which such prices of Stock are so reported. Unless and until a certificate for such shares shall have been issued by the Company to him, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. SHARES SUBJECT TO THE OPTION. The aggregate number of shares of Stock which may be issued under this Option is 144,395. Such shares may consist of authorized but unissued shares of Stock or previously issued shares reacquired by the Company. Any of such shares which remains unissued at the termination of this Option shall cease to be subject thereto, but until termination of this Option the Company shall at all times make available a sufficient number of shares to meet the requirements, of this Option. The aggregate number of shares issuable under this Option shall be adjusted to reflect a change in capitalization of the Company, such as a stock dividend or stock split, as provided in Paragraph 5 of this Agreement.

         5. RECAPITALIZATION OR REORGANIZATION. (a) The existence of this Option shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, warrants, preferred or prior preference stocks ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.





                                      -3-
                          STOCK OPTION AGREEMENT - $1

         (b) The shares offered by this Option are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of this Option, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which this Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced (but in no event to less than the par value of the Stock), and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

         (c) If the Company recapitalizes or merges or engages in a compulsory share exchange with one or more other entities and the Company shall be the surviving or acquiring corporation, thereafter upon any exercise of this Option, Employee shall be entitled to purchase under this Option, in lieu of the number of shares of Stock as to which this Option shall then be exercisable, the number and class of shares of stock and other securities or other property to which Employee would have been entitled pursuant to the terms of the recapitalization or plan of merger or exchange if, immediately prior to the effective time of such recapitalization or merger or share exchange, Employee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable. If the Company shall not be the surviving or acquiring corporation in any merger or share exchange, or if the Company is to be dissolved or liquidated, then unless a surviving or acquiring entity assumes or substitutes new Options for this Option, (i) the time at which this Option may be exercised shall be accelerated and this Option shall become exercisable in full on or before a date fixed by the Company prior to the





                                      -4-
                          STOCK OPTION AGREEMENT - $1
effective date of such merger or share exchange or such dissolution or liquidation, and (ii) upon such effective date this Option shall expire.

         (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to this Option or the purchase price per share.

         6. ADMINISTRATION. To the extent necessary for the administration of elections made pursuant to Paragraph 7 hereof, this Option shall be administered by the Stock Option Committee which administers the 1991 Incentive Stock Option Plan of the Company; or, at the direction of the Board of Directors of the Company, such other committee (together with such Stock Option Committee, the "Committee") of three or more directors of the Company, each of whom is a disinterested person, appointed by the Board of Directors of the Company. The Committee is further authorized to interpret this Option and may from time to time adopt such rules and regulations, consistent with the provisions of this Option, as it may deem advisable to carry out this Option. For purposes of this Option, "disinterested person" shall have the meaning provided for by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

         7. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income





                                      -5-
                          STOCK OPTION AGREEMENT - $1
to Employee for federal or state income tax purposes, except as hereinafter provided, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations. Employee may elect with respect to this Option to surrender or authorize the Company to withhold shares of Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of any such withholding obligation (a "Stock Surrender Withholding Election"); provided, however, that any Stock Surrender Withholding Election shall be made in accordance with the rules and regulations adopted by the Committee for implementation of the tax withholding provisions of this Paragraph 7. If Employee fails to deliver such money or make a Stock Surrender Withholding Election pursuant to this Paragraph 7, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld.

         8. STATUS OF STOCK. The Company does not presently intend to register for issue under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and instead proposes to rely on the private offering exemption from the registration requirements of the Act afforded by Section 4(2) thereof. In order to assure that exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may reasonably require to assure compliance with applicable securities laws. No sale or disposition of shares of Stock acquired upon exercise of this Option shall be made in the absence of a registration statement being on





                                      -6-
                          STOCK OPTION AGREEMENT - $1
file with respect to such shares under the Act unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Act or any other applicable securities laws is first obtained. The certificates representing shares of Stock acquired under this Option may bear such legend as the Company deems appropriate, referring to the provisions of this Paragraph 8.

         9. REGISTRATION RIGHTS. With respect to any shares of Stock which are issued and delivered upon exercise of this Option (the "Shares"):

         (a) Upon written request made by Employee at any time before January 1, 2011, the Company shall take such steps as may be necessary promptly to register (but not more than once), at the Company's sole expense (save for any underwriting commissions or discounts applicable to any Shares and Employee's counsel fees), such of the Shares under the Act (and under regulations of the Securities and Exchange Commission under the Act or under any similar federal act or acts then in effect and under the so-called "Blue Sky" laws of the several states and regulations thereunder then in effect), as Employee may by written request given to the Company within 15 days following such initial request, desire to have so registered. The Company will cause such a registration statement to be filed within 90 days after the initial request is made. The Company will use its best efforts to cause any such registration statement to become and to remain effective and current for such period (not to exceed 120 days) as Employee may request.

         (b) In connection with any registration under this Paragraph 9, the parties agree to indemnify each other in the customary manner, and, in the case of an organized secondary or primary underwritten offering, the Company agrees to indemnify Employee and the underwriters





                                      -7-
                          STOCK OPTION AGREEMENT - $1
and Employee agrees to indemnify the Company (provided Employee is then a director, officer or employee of the Company), in the manner and to the extent as is customary in secondary or primary underwritten offerings.

         (c) The Company shall have the sole right to designate the underwriters to be employed in any organized secondary or primary underwritten offering under this Section 9.

         (d) In connection with any registration under this Section 9, Employee shall furnish to the Company such information regarding the Shares and such other information as the Company may reasonably request.

         10. EMPLOYMENT RELATIONSHIP. Employee shall be considered to be in the employment of the Company as long as he remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code of 1986, as amended), or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any questions as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Board of Directors of the employing corporation, and its determination shall be final. No obligation as to the length of the Employee's employment with any such corporation shall be implied from the terms of this Agreement, and this Agreement in no way modifies, alters, amends or impairs the provisions of the Employment Contract.

         11. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.





                                      -8-
                          STOCK OPTION AGREEMENT - $1

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


ATTEST:                                 SOUTHWEST AIRLINES CO.


/s/ Colleen C. Barrett                  By /s/ John G. Denison
-----------------------------------       -----------------------------------
    Colleen C. Barrett                         John G. Denison
    Secretary                                  Executive Vice President -
                                                  Corporate Services




                                        EMPLOYEE





                                        /s/ Herbert D. Kelleher
                                        -------------------------------------
                                            Herbert D. Kelleher





                                      -9-
                          STOCK OPTION AGREEMENT - $1